UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 13, 2016

W. R. GRACE & CO.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13953	65-0773649
(Commission File Number)	(IRS Employer Identification No.)

7500 Grace Drive
Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)

(410) 531-4000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

W. R. GRACE & CO.
FORM 8-K
CURRENT REPORT

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on February 3, 2016, Grace completed the transfer of its construction products business, and its packaging technologies business operated under the “Darex” name, to GCP Applied Technologies Inc. (“GCP”), then a wholly-owned subsidiary of Grace (the “Separation”), and the distribution of all of the Grace-owned common stock of GCP to Grace’s stockholders in a distribution intended to be generally tax-free to Grace’s stockholders (the “Distribution”).
On April 13, 2016, Grace released certain unaudited non-GAAP consolidated financial information (the "Financial Information") for the years ended December 31, 2014 and 2015, and for the three months ended March 31, 2015; June 30, 2015; September 30, 2015; and December 31, 2015, which is attached as Exhibit 99.1 hereto and incorporated herein by reference. This information reflects adjustments related to discontinued operations, and is derived from Grace's historical financial information.
The Financial Information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description of Exhibit
99.1	Unaudited Consolidated Financial Information.

Forward-looking statements
This document and the exhibits hereto contain forward-looking statements, that is, information related to future, not past, events. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues” or similar expressions. Forward-looking statements include, without limitation, expected financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; and markets for securities. For these statements, Grace claims the protection of the safe harbor for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Like other businesses, Grace is subject to risks and uncertainties that could cause its actual results to differ materially from its projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements or that could cause other forward-looking statements to prove incorrect include, without limitation, risks related to: the cyclical and seasonal nature of the industries that Grace serves; the effectiveness of Grace’s research and development and new product introductions; the cost and availability of raw materials and energy; foreign operations, especially in emerging regions; changes in currency exchange rates; developments affecting Grace’s outstanding liquidity and indebtedness, including debt covenants and interest rate exposure; developments affecting Grace’s funded and unfunded pension obligations; acquisitions and divestitures of assets and gains and losses from dispositions; warranty and product liability claims; hazardous materials and costs of environmental compliance; the separation, such as the costs of the separation, Grace’s ability to realize the anticipated benefits of the separation and distribution, and the value of Grace’s common stock following the separation; and those additional factors set forth in Grace’s most recent Annual Report on Form 10-K, quarterly report on Form 10-Q and current reports on Form 8-K which have been filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By	/s/ THOMAS E. BLASER

Thomas E. Blaser
Senior Vice President and Chief Financial Officer

Dated: April 13, 2016

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Unaudited Consolidated Financial Information.